                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                        Date of Report: January 26, 2001
                                        ----------------

                          BALDWIN PIANO & ORGAN COMPANY
                          -----------------------------
             (Exact name of registrant as specified in its charter)



Delaware                               0-14903                 31-1091812
----------------------------           --------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
of incorporation)                      File Number)            Identification
                                                               Number)


4680 Parkway Drive, Mason, Ohio                       45040-5301
------------------------------------                  ----------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:   (513) 754-4500
                                                      --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 2.           Acquisition or Disposition of Assets.

                           On January 26, 2001, Baldwin Piano & Organ Company
                  (the "Company") completed the sale of its Contract Electronics Division to Ayrshire Electronics, LLC ("Ayrshire") for $9.7 million in cash. The purchase price was determined by negotiations between the parties.

                           Net of any near-term transaction expenses, the
                  Company expects to receive approximately $9.0 million, which will be used to repay outstanding indebtedness. The Company also expects to record total losses on the sale of approximately $4.2 million, or $1.21 per share. The losses include a revaluation of certain raw material inventories of $800,000 after tax, or 23 cents per share. Of the total losses, $3.4 million, or 97 cents per share, will be reflected in the Company's fourth quarter 2000 results for the year ended December 31, 2000. Further as a result of the sale of the Contract Electronics Division, the Company will record an after tax charge in the first quarter of 2001 of approximately $800,000, or 23 cents per share, related to certain corporate charges that were triggered upon the sale. Under generally accepted accounting principles these costs do not qualify as part of the loss on the disposal recognized in 2000. Accordingly, this charge is not included in the pro forma loss on disposal noted above.


                           The Company retained land and a building located in
                  Fayetteville, Arkansas from the assets of the Contract Electronics Division. The Company entered into a Lease with Ayrshire pursuant to which the Company will lease this property to Ayrshire.

                           The Company and Ayrshire have also entered into a
                  Confidentiality, Nonsolicitation and Noncompetition Agreement and an Information Technology Transition Services Agreement.

                           In addition, the Company entered into a Third
                  Amendment and Limited Waiver and Consent to Credit Agreement with its lenders in connection with this sale.

                           Copies of the Asset Purchase Agreement; Lease;
                  Confidentiality, Nonsolicitation and Noncompetition Agreement; Information Technology Transition Services Agreement; and Third Amendment and Limited Waiver and Consent to Credit Agreement, are attached hereto as Exhibits 2.1, 10.1, 10.2,
                  10.3 and 10.4, respectively, and are incorporated herein by reference. The foregoing discussion of these agreements is not intended to be complete and is qualified in its entirety by reference to the full text of such agreements.

                           On January 29, 2001, the Company issued a Press
                  Release relating to this sale. A copy of this Press Release is attached hereto as Exhibit 99.1.

                           "Safe Harbor" statement under the Private Securities
                  Litigation Reform Act of 1995: This report contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of competitive products and pricing, product demand and market acceptance, reliance on key strategic alliances, fluctuations in operating results and other risks detailed from time to time in the Company's filings with the Securities and Exchange

                  Commission.

Item 7.           Financial Statements and Exhibits.

                  (a)      Financial statements of businesses acquired.

                           Not Applicable.

                  (b)      Pro Forma Financial Information.

                           The following unaudited pro forma balance sheet as of September 30, 2000 estimates the pro forma effect of the sale to Ayrshire as if the sale had been consummated on September 30, 2000. The following unaudited pro forma statement of operations for the year ended December 31, 1999 estimates the pro forma statement of operations based on the pro forma effects of the sale as if such sale had occurred on January 1, 1999. The pro forma adjustments are described in the following notes and are based upon available information and certain assumptions that the Company believes are reasonable. The pro forma data may not be indicative of the results of operations and financial position of the Company, as it may be in the future or as it might have been had the transaction been consummated on the respective dates assumed.


Baldwin Piano & Organ Company and Subsidiaries
Pro Forma Consolidated Balance Sheet
September 30, 2000 (In thousands)

                                                                   Historical            (c)               Pro Forma
                                                                 September 30,        Pro Forma           September 30,
Assets                                                                2000           Adjustments              2000
-------------------------------------------------------------------------------------------------------------------------

Current Assets
        Cash                                                       $     260          $    --               $     260
        Receivables, net                                              17,796             (5,937)               11,859
        Installment receivables retained                               4,120               --                   4,120
        Inventories                                                   51,579            (10,789)               40,790
        Deferred income taxes                                          9,007              2,190(a)             11,197
        Other current assets                                           2,265                (21)                2,244
-------------------------------------------------------------------------------------------------------------------------
              Total current assets                                    85,027            (14,557)               70,470
-------------------------------------------------------------------------------------------------------------------------

Property, plant and equipment                                         19,787             (1,621)               18,166
Deferred income taxes                                                  1,896               --                   1,896
Other assets                                                           9,135               --                   9,135
-------------------------------------------------------------------------------------------------------------------------
              Total assets                                         $ 115,845          $ (16,178)            $  99,667
=========================================================================================================================

Liabilities and Shareholders' Equity
-------------------------------------------------------------------------------------------------------------------------
Current liabilities:
        Accounts payable                                           $  15,990          $  (2,613)            $  13,377
        Current portion of long-term debt                              5,436               --                   5,436
        Income taxes payable                                            --                 --                    --
        Accrued liabilities                                           10,539                (25)               10,514
-------------------------------------------------------------------------------------------------------------------------
              Total current liabilities                               31,965             (2,638)               29,327
-------------------------------------------------------------------------------------------------------------------------

Long-term debt, less current portion                                  31,232             (9,909)(b)            21,323
Other liabilities                                                      2,077                (57)                2,020
-------------------------------------------------------------------------------------------------------------------------
              Total liabilities                                       65,274            (12,604)               52,670
-------------------------------------------------------------------------------------------------------------------------

Shareholders' equity:
        Common stock (4,220,694 issued
              shares in 2000)                                             42               --                      42
        Additional paid-in capital                                    12,698               --                  12,698
        Accumulated other comprehensive income                          (373)              --                    (373)
        Retained earnings                                             44,700             (3,574)               41,126
        Less cost of treasury shares                                                       --
              (767,868 in 2000)                                       (6,496)              --                  (6,496)
-------------------------------------------------------------------------------------------------------------------------
              Total shareholders' equity                              50,571             (3,574)               46,997
-------------------------------------------------------------------------------------------------------------------------
              Total liabilities and shareholders' equity           $ 115,845          $ (16,178)            $  99,667
=========================================================================================================================
 See accompanying Footnotes for Pro Forma Adjustments.

Footnotes to Pro Forma Adjustments

a.      Represents the income tax benefit of the loss on the sale at the Company's effective tax rate of 38%.

b.      Represents the net cash proceeds used to reduce the outstanding balance of the Company's debt facility as if the transaction had occurred on September 30, 2000. The actual proceeds of $9.0 million changed as a result of changes in working capital between September 30th and the closing date.

c. The entire column represents the Statement of Operations for the year ended December 31, 1999 and the nine months ended September 30, 2000 and the Balance Sheet at September 30, 2000 for the divested business. The Balance Sheet also contains other pro forma adjustments which are described in (a) and (b) herein.

Baldwin Piano & Organ Company and Subsidiaries
Pro Forma Consolidated Statement of Operations
Nine months ended September 30, 2000 (In thousands, except earnings per share)


                                                                      Historical                           Pro Forma
                                                                    Nine months ended       (c)       Nine months ended
                                                                         ended              less:            ended
                                                                      September 30,       Divested        September 30,
                                                                          2000            Business             2000
---------------------------------------------------------------------------------------------------------------------
Net sales                                                                 $ 99,147        $ 33,068          $ 66,079
Cost of goods sold                                                          87,450          30,349            57,101
---------------------------------------------------------------------------------------------------------------------
             Gross profit                                                   11,697           2,719             8,978
Other operating income, net                                                  1,571             (13)            1,584
---------------------------------------------------------------------------------------------------------------------
                                                                            13,268           2,706            10,562
Selling, general and administrative                                         16,773           1,199            15,574
---------------------------------------------------------------------------------------------------------------------
             Operating (loss) profit                                        (3,505)          1,507            (5,012)
Interest expense                                                             2,772             690             2,082
---------------------------------------------------------------------------------------------------------------------
             Earnings (loss) before income taxes                            (6,277)            817            (7,094)
Income tax (benefit) expense                                                (2,325)            311            (2,636)
---------------------------------------------------------------------------------------------------------------------
Net earnings (loss) from continuing operations                              (3,952)            506            (4,458)

Discontinued operations:
       Gain on sale of Retail Financing
             (net of income tax of $444)                                       725            --                 725
       Income from operations of Retail Financing discontinued
             (net of income tax for the nine months ended
             of $537 in 2000)                                                  150            --                 150
---------------------------------------------------------------------------------------------------------------------

             Net earnings (loss)                                          $ (3,077)       $    506          $ (3,583)
---------------------------------------------------------------------------------------------------------------------


Basic earnings (loss) per share:
Earnings (loss) from continuing operations                                $  (1.14)       $   0.15          $  (1.29)
Earnings from discontinued operations                                         0.25            --                0.25
                                                                          -------------------------------------------
                                                                          $  (0.89)       $   0.15          $  (1.04)
---------------------------------------------------------------------------------------------------------------------
Weighted average number of common shares                                     3,463           3,463             3,463
---------------------------------------------------------------------------------------------------------------------

Diluted earnings (loss) per share:
Earnings (loss) from continuing operations                                $  (1.14)       $   0.15          $  (1.29)
Earnings from discontinued operations                                         0.25            --                0.25
                                                                          -------------------------------------------
                                                                          $  (0.89)       $   0.15          $  (1.04)
---------------------------------------------------------------------------------------------------------------------
Weighted average number of common and
       common equivalent shares                                              3,463           3,463             3,463
=====================================================================================================================
 See accompanying Footnotes for Pro Forma Adjustments

Baldwin Piano & Organ Company and Subsidiaries
Pro Forma Consolidated Statement of Operations
Year ended December 31, 1999 (In thousands, except earnings per share)

                                                                                     (c)
                                                                                     less:
                                                                  Historical       Divested        Pro Forma
                                                                      1999         Business           1999
---------------------------------------------------------------------------------------------------------------
Net sales                                                             $ 124,289    $  44,974       $  79,315
Cost of goods sold                                                      120,902       44,008          76,894
---------------------------------------------------------------------------------------------------------------
             Gross profit                                                 3,387          966           2,421
Other operating income, net                                               6,896          (36)          6,932
---------------------------------------------------------------------------------------------------------------
                                                                         10,283          930           9,353
Selling, general and administrative                                      23,586        2,092          21,494
---------------------------------------------------------------------------------------------------------------
             Operating (loss) profit                                    (13,303)      (1,162)        (12,141)
Interest expense                                                          3,519          920           2,599
---------------------------------------------------------------------------------------------------------------
             Earnings (loss) before income taxes                        (16,822)      (2,082)        (14,740)
Income tax (benefit) expense                                             (7,221)        (791)         (6,430)
---------------------------------------------------------------------------------------------------------------
Net earnings (loss) from continuing operations                           (9,601)      (1,291)         (8,310)

Discontinued operations:
       Income from operations of Retail Financing discontinued
             (net of income taxes of $1,108 in 1999)                      1,858         --             1,858
---------------------------------------------------------------------------------------------------------------

             Net earnings (loss)                                      $  (7,743)   $  (1,291)      $  (6,452)
---------------------------------------------------------------------------------------------------------------


Basic earnings (loss) per share:
Earnings (loss) from continuing operations                            $   (2.78)   $   (0.37)      $   (2.41)
Earnings from discontinued operations                                      0.54         --              0.54
                                                                      -----------------------------------------
                                                                      $   (2.24)   $   (0.37)      $   (1.87)
---------------------------------------------------------------------------------------------------------------
Weighted average number of common shares                                  3,455        3,455           3,455
---------------------------------------------------------------------------------------------------------------

Diluted earnings (loss) per share:
Earnings (loss) from continuing operations                            $   (2.78)   $   (0.37)      $   (2.41)
Earnings from discontinued operations                                      0.54         --              0.54
                                                                      -----------------------------------------
                                                                      $   (2.24)   $   (0.37)      $   (1.87)
---------------------------------------------------------------------------------------------------------------
Weighted average number of common and
       common equivalent shares                                           3,455        3,455           3,455
===============================================================================================================
 See accompanying Footnotes for Pro Forma Adjustments

                  (c)      Exhibits.

                           2.1 Asset Purchase Agreement dated on January 26, 2001 by and among Ayrshire Electronics LLC and Baldwin Piano & Organ Company (excluding schedules and annexes)

                           10.1 Lease dated January 26, 2001 by and between Baldwin Piano & Organ Company, as Landlord, and Ayrshire Electronics LLC, as Tenant (excluding exhibits)

                           10.2 Confidentiality, Nonsolicitation and Noncompetition Agreement dated as of January 26, 2001 among Ayrshire Electronics LLC and Baldwin Piano & Organ Company

                           10.3 Information Technology Transition Services Agreement dated as of January 26, 2001 by and between Ayrshire Electronics LLC and Baldwin Piano & Organ Company

                           10.4 Third Amendment and Limited Waiver and Consent to Credit Agreement dated as of January 26, 2001 by and among Baldwin Piano & Organ Company, General Electric Capital Corporation and the Lenders and Credit Parties listed thereon

                           99.1     Press Release dated January 29, 2001

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BALDWIN PIANO & ORGAN COMPANY
                                                     (Registrant)


Date: February 12, 2001                     By:  /s/  Duane D. Kimble
                                                 ----------------------
                                                 Duane D. Kimble
                                                 Chief Financial Officer